Certification Filed as Exhibit 12(b) to Form N-CSR
CERTIFICATION
     I, Mark R. Fetting, Chief Executive Officer of Legg Mason Light Street Trust, Inc. (the “Trust”), certify that, to my knowledge:
     1. The Trust’s periodic report on Form N-CSR for the period ended October 31, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Mark R. Fetting	December 21, 2005

Mark R. Fetting President	Date

Certification Filed as Exhibit 12(b) to Form N-CSR
CERTIFICATION
     I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Light Street Trust, Inc. (the “Trust”), certify that, to my knowledge:
     1. The Trust’s periodic report on Form N-CSR for the period ended October 31, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Marie K. Karpinski	December 19, 2005

Marie K. Karpinski Vice President and Treasurer	Date